UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE GEO GROUP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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E37854-P02681 THE GEO GROUP, INC. 621 NW 53RD STREET SUITE 700 BOCA RATON, FL 33487 THE GEO GROUP, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2018. Meeting Information Meeting Type: Annual Meeting For holders as of: February 27, 2018 Date: April 24, 2018 Time: 9:00 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/GEO2018. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GEO2018 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XX X X (located on the following page).

E37855-P02681 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: SCAN TO VIEW MATERIALS & VOTE w NOTICE AND PROXY STATEMENT ANNUAL REPORT Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/GEO2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the 2018 fiscal year. 3. To hold an advisory vote to approve named executive officer compensation. 4. To approve The GEO Group, Inc. 2018 Stock Incentive Plan. 5. To vote on a shareholder proposal regarding shareholder proxy access, if properly presented before the meeting. 01) Clarence E. Anthony 02) Anne N. Foreman 03) Richard H. Glanton 04) Christopher C. Wheeler 05) Julie Myers Wood 06) George C. Zoley 1. Election of Directors Nominees: The Board of Directors recommends you vote “FOR” the following: The Board of Directors recommends you vote “FOR” proposals 2, 3 and 4: The Board of Directors recommends you vote “AGAINST” proposal 5: E37856-P02681

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